SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2008

ARROW ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

NEW YORK	1-4482	11-1806155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 MARCUS DRIVE, MELVILLE, NEW YORK	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On February 25, 2008, Arrow Electronics, Inc. (the "Company") issued a press release announcing that the Company signed a definitive agreement pursuant to which the Company will acquire 100% of the shares of Logix S.A. The definitive agreement was entered into on February 25, 2008 by and among the Company, Arrow Europe GmbH and Logix S.A. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

	EXHIBIT NO.	DESCRIPTION
	99.1	Press Release issued by Arrow Electronics, Inc., dated February 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.
(Registrant)

Date:	February 26, 2008	By:	/S/ Peter S. Brown
			Name:	Peter S. Brown
			Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Arrow Electronics, Inc., dated February 25, 2008.

2